Exhibit 99.1

SHADEland commerce center

Statements of revenues and
certain operating expenses

for the nine months ended
september 30, 2019 (unaudited) and the
year ended December 31, 2018 (audited)

shadeland commerce center

Table of Contents

Page
Independent Auditors' Report	1 - 2

Financial Statements:

Statements of Revenues and Certain Operating Expenses	3

Notes to Statements of Revenues and Certain Operating Expenses	4 – 6

INDEPENDENT AUDITORS' REPORT

To the Members of Plymouth Industrial REIT, Inc.

Boston, Massachusetts

We have audited the accompanying statement of revenues and certain operating expenses of Shadeland Commerce Center, the "Property," for the year ended December 31, 2018, and the related notes to the financial statement.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America and in accordance with applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired.

Emphasis of Matter

We draw attention to Note 2 to the accompanying financial statement, which describes that the statements of revenues and certain operating expenses of the Property were prepared for the purpose of complying with the rules of the Securities and Exchange Commission (for the inclusion on Form 8-K of Plymouth Industrial REIT, Inc.) and is not intended to be a complete presentation of the Property's revenues and expenses. Our opinion has not been modified with respect to this matter.

Atlanta, Georgia
February 18, 2020

shadeland commerce center

Statements of Revenues and Certain Operating Expenses

	Nine Months Ended September 30, 2019 (Unaudited)	Year Ended December 31, 2018 (Audited)

Revenues:
Rent	$4,532,672	$5,623,654
Tenant reimbursement	579,922	758,317
Other income	24,778	40,077

Total revenues	5,137,372	6,422,048

Certain operating expenses:
Real estate taxes	599,119	651,988
Repairs and maintenance	634,010	780,099
Property management fees	208,863	270,418
Utilities	108,438	161,702
Insurance	79,344	105,211
Direct billed expenses	221,947	282,606
Other expenses	52,014	59,952

Total certain operating expenses	1,903,735	2,311,976

Revenues in excess of certain operating expenses	$3,233,637	$4,110,072

The accompanying notes are an integral part
of the statements of revenues and certain operating expenses.

shadeland commerce center

Notes to Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2019 (Unaudited) and
the Year Ended December 31, 2018 (Audited)

Note 1     -Description of real estate property acquired:

On December 4, 2019, Plymouth Industrial REIT Incorporated ("Plymouth") acquired the Shadeland Commerce Center (the "Property") from First Industrial, L.P. (the "Company"). The Property is comprised of 9 retail space buildings, totaling approximately 1,747,411 square feet. Total consideration for the acquisition was approximately $49.8 million.

Note 2     Basis of accounting:

The accompanying statements of revenues and certain operating expenses are presented in conformity with accounting principles generally accepted in the United States of America and in accordance with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations be included with certain filings with the SEC. Accordingly, the statements exclude certain historical income and expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Property after its acquisition by Plymouth and are not intended to be a complete representation of the Property's revenues and expenses.

Note 3     Significant accounting policies:

Revenue

Revenues are comprised primarily of rent (including amortization of deferred rent), tenant reimbursement of operating expenses (recoveries), and other ancillary revenue. As a lessor, the Company has retained substantially all of the risks and benefits of ownership of the Property and accounts for its leases with its tenants as operating leases. Income on leases, which includes scheduled increases in rental rates during the lease term and/or abated rent payments for various periods following the tenant's lease commencement date, is recognized on a straight-line basis over the terms of the respective leases when collectability is reasonably assured. A deferred rent receivable is recognized, representing the excess of rental revenue recognized on a straight-line basis over cash received pursuant to the applicable lease provisions, net of amounts that may become uncollectible in the future. The adjustment to this receivable is reflected in the "rental revenue" line item in the statements of revenues and certain operating expenses.

shadeland commerce center

Notes to Statements of Revenues and Certain Operating Expenses - Continued

For the Nine Months Ended September 30, 2019 (Unaudited) and
the Year Ended December 31, 2018 (Audited)

Note 3     Significant Accounting Policies - continued:

Revenue - continued

The Property's leases generally provide for the reimbursement of operating expenses, or in certain cases increases in operating expenses above a base year amount, payable to the Property in equal installments throughout the year based on estimated operating expenses, and are recorded as revenue. Any differences between the estimated operating expenses and actual amounts incurred are adjusted at year end. No significant adjustments were required as of September 30, 2019 or December 31, 2018.

Use of estimates

The preparation of the statements of revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

Subsequent events

Subsequent events have been evaluated through February 18, 2020, the date the accompanying statements of revenues and certain operating expenses were issued.

Note 4     Future minimum rental commitments:

Future minimum rental revenue for non-cancelable operating leases (base rents) excluding tenant reimbursements of operating expenses as of December 31, 2018 are as follows:

Year Ended December 31,

2019	$5,775,796
2020	4,645,659
2021	3,577,663
2022	3,448,240
2023	2,180,782
Thereafter	3,718,103
Total	$23,346,243

shadeland commerce center

Notes to Statements of Revenues and Certain Operating Expenses - Continued

For the Nine Months Ended September 30, 2019 (Unaudited) and
the Year Ended December 31, 2018 (Audited)

Note 5     Interim unaudited financial information:

The statement of revenues and certain operating expenses for the nine months ended September 30, 2019 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.